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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December13, 2002
                                                         -----------------



                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                                        22-2889587
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   (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                        Identification No.)


   5555 San Felipe Road, Houston, TX                              77056
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(Address of principal executive offices)                        (Zip Code)


                                 (713) 877-8006
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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             (Former name, former address and former fiscal year, if
                          changed since last report.)




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Item 5. Other Events.

         On December 13, 2002, KCS Energy, Inc. issued a press release regarding the extension of the maturity date on its bank credit facility from December 15, 2002 to January 7, 2002. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

         Exhibit 99.1
         Press release dated December 13, 2002.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KCS Energy, Inc.




         December 16, 2002                        /s/ Frederick Dwyer
                                                  ------------------------------
                                                  Frederick Dwyer
                                                  Vice President, Controller
                                                     and Secretary

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                                 EXHIBIT INDEX


         Exhibit 99.1
         Press release dated December 13, 2002.